SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 13, 2008 (February 8, 2008)
Centrue Financial Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-28846	36-3145350

(Commission File Number)	(IRS Employer Identification No.)

122 West Madison Street
Ottawa, Illinois	61350

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (815) 431-2720
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     Beginning February 8, 2008, Centrue Financial Corporation (the “Company”) entered into employment extension agreements with the following executive officers of the Company:
Steven E. Flahaven
Heather M. Hammitt
Kenneth A. Jones
Diane F. Leto
Michael A. O’Gorman
Roger D. Dotson
Everett J. Solon
and
Ricky R. Parks
     In general, under the extensions, the one-year terms of the original employment agreements entered into with the executive officers are extended for an additional year on the same terms as the original agreements, with the exception of customary increases in the executive officers’ base salaries.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION
(Registrant)

By:	/s/ Kurt R. Stevenson
Kurt R. Stevenson, Senior Executive Vice President and Chief Financial Officer
Dated: February 13, 2008

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